UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

COMPREHENSIVE CARE CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	1-9927	95-2594724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3405 W. Dr. Martin Luther King Jr. Blvd, Suite 101 Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On March 31, 2009, Comprehensive Care Corporation, a Delaware corporation (the “Company”), issued warrants to purchase up to 190 shares of the Company’s Series D Preferred Stock, par value $50.00 per share, to members of the Company’s Board of Directors and certain members of management as an equity incentive to further align the interests of the directors and members of management with those of the Company’s stockholders.

Each warrant to purchase shares of Series D Preferred Stock may be exercised at any time between its issuance and March 31, 2012 at an exercise price of $25,000 per share of Series D Preferred Stock. If after September 30, 2009, the Market Value of a share of Series D Preferred Stock exceeds the exercise price for a share of Series D Preferred Stock, then the holder may exercise the warrant by a cashless exercise and receive the number of shares of Series D Preferred Stock representing the net value of the warrant. The Market Value of a share of Series D Preferred Stock is equal to the product of (a) the per share market price of the Company’s common stock multiplied by (b) the number of shares of the Company’s common stock into which a share of Series D Preferred Stock is then convertible.

The number of shares of Series D Preferred Stock for which a warrant is exercisable is subject to adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Series D Preferred Stock. In the event of a Change of Control (as defined in the warrants) of the Company, the holder has the right to require the Company to redeem the warrant in exchange for an amount equal to the value of the warrant determined using the Black Scholes Option Pricing Model.

The foregoing description of the terms and conditions of the warrants are not purported to be complete and are qualified in their entirety by the form of warrant, which is attached hereto as Exhibit 10.1.

In issuing the warrants, the Company is relying on an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended (the “Act”), which exemption the Company believes is available because the securities were not offered pursuant to a general solicitation and the status of the purchasers of the shares as “accredited investors” as defined in Regulation D promulgated under the Act. This report is neither an offer to purchase, nor a solicitation of an offer to sell, securities. Neither the warrants nor the shares of Series of Series D Preferred Stock issuable upon their exercise have not been registered under the Securities Act and may not be offered in the United States absent registration or an applicable exemption from registration requirements.

Item 3.03	Material Modification to Rights of Security Holders

On March 31, 2009, the Company filed with the Delaware Secretary of State a Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock (the “Series D Certificate”). The rights evidenced by the Company’s common stock have been limited or qualified by the issuance of the Series D Convertible Preferred Stock.

The Information set forth under Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 31, 2009, the Company’s Board of Directors approved the issuance of the warrants to purchase shares of Series D Preferred Stock to the following named executive officers of the Company as set forth below:

John M. Hill, Chief Executive Officer,	70 shares of Series D Preferred Stock
Giuseppe Crisafi, Chief Financial Officer	100 shares of Series D Preferred Stock

The Information set forth under Item 3.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 31, 2009, the Company filed with the Delaware Secretary of State a Certificate of Withdrawal of the Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Withdrawal”). Upon its effectiveness, the Certificate of Withdrawal eliminated from the Company’s certificate of incorporation all matters previously set forth in the Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock.

The foregoing description of the Certificate of Withdrawal is not purported to be complete and is qualified in its entirety by reference to the Certificate of Withdrawal, which is attached hereto as Exhibits 3.1.

On March 31, 2009, the Company filed with the Delaware Secretary of State a Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock designating 7,000 shares of Series D Preferred Stock. Each share of Series D Preferred Stock has a par value of $50.00 per share. The rights and preferences of the Series D Preferred Stock include, among other things, the following:

Liquidation Preferences. With respect to the distribution of assets upon liquidation, dissolution or winding-up, or the change of control of the Company, the Series D Preferred Stock ranks junior to all other designated series of the Company’s preferred stock but senior to the common stock and any other class or series of capital stock ranking junior to the Series D Preferred Stock. Upon any such liquidation, dissolution, winding-up or the change of control, each share of Series D Preferred Stock is entitled to receive an amount equal to $50.00 per share. After the distribution of assets upon liquidation, dissolution or winding-up, or the change of control of the Company to the Series D Preferred Stock and other series of preferred stock entitled to receive a liquidation preference, the Series D Preferred Stock will participate in the distribution of any remaining assets with the Common Stock on an as-converted basis.

Dividends. Holders of Series D Preferred Stock (the “Series D Holders”) are entitled to receive a dividend when and if a dividend is declared by the Board of Directors of the Company with respect to the Common Stock in a per share amount equal to 50% of the dividend declared with respect to the Common Stock multiplied by the number of shares of Common Stock into which a share of Series D Preferred Stock is then converted.

Voting Rights. Except as required by law, the Series D Holders are entitled to notice of any stockholders’ meeting, to vote on any matters on which the Common Stock may be voted and to vote together with the Common Stock as a single class on all matters submitted to a vote of the Company’s stockholders. Each share of Series D Preferred Stock is entitled to 500,000 votes.

Voluntary Conversion. Each outstanding share of Series D Preferred stock may be converted at the option of the Series D Holder for 100,000 shares of Common Stock, subject to the availability of the number of authorized but unissued shares of the Company’s common stock issuable upon exercise of the warrant. The number of shares of common stock issuable upon exercise of a warrant is subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares.

The foregoing description of the Series D Certificate is not purported to be complete and is qualified in its entirety by reference to the Series D Certificate, which is attached hereto as Exhibits 3.2.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Withdrawal of Certificate of Designation, Rights and Preferences of Series A Convertible Preferred Stock of the Company, dated March 31, 2009.

3.2	Certificate of Designation, Rights and Preferences of Series D Convertible Preferred Stock of the Company, dated March 31, 2009.

10.1	Form of warrant to purchase Series D Preferred Stock issued by Comprehensive Care Corporation on March 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Comprehensive Care Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMPREHENSIVE CARE CORPORATION a Delaware corporation

Date: April 6, 2009	By:	/s/ GIUSEPPE CRISAFI
Giuseppe Crisafi
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Withdrawal of Certificate of Designation, Rights and Preferences of Series A Convertible Preferred Stock of the Company, dated March 31, 2009.

3.2	Certificate of Designation, Rights and Preferences of Series D Convertible Preferred Stock of the Company, dated March 31, 2009.

10.1	Form of warrant to purchase Series D Preferred Stock issued by Comprehensive Care Corporation on March 31, 2009